UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

6425 Abrams, Ville Saint Laurent, Quebec, H4S 1X9 Canada
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 19, 2012, the Board of Directors (the “Board”) of IntelGenx Technologies Corp. (the “Company”) adopted the Second Amended and Restated By-Laws of IntelGenx Technologies Corp. (the “Second Amended By-Laws”) pursuant to which the amended and restated by-laws of the Company were amended to provide for the electronic transfer of shares of the Company’s common stock in book-entry form in Section 5.2 of the Second Amended By-Laws.

The foregoing is qualified in its entirety by reference to the full text of the Second Amended By-Laws attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Exhibit Number	Description
3.1	Second Amended and Restated By-Laws of IntelGenx Technologies Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.
(Registrant)

By: /s/ Horst G. Zerbe
       Name: Horst G. Zerbe
       Title: President and Chief Executive Officer

Date: March 21, 2012